UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	July 31, 2020

Date of reporting period:	August 1, 2019 — July 31, 2020

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

**IMPORTANT NOTICE:** Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam Investments

# Putnam Short Term Investment Fund

**Annual report**
**7 | 31 | 20**

**Income funds** invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Short Term
Investment Fund

Annual report
7 | 31 | 20

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

September 9, 2020

Dear Fellow Shareholder:

As the world continues to confront the challenges of the COVID-19 pandemic, financial markets, it seems, are enjoying a respite from fear. U.S. markets rallied this summer despite many challenges that weighed down economic activity, including the public health impact of the pandemic, high unemployment, and tensions related to calls for racial equity. In this context, Putnam continues to pursue superior investment performance for you and your fellow shareholders while also working toward its goals of improving diversity and inclusion within its organization.

We would like to take this opportunity to thank Robert E. Patterson, who retired as a Trustee on June 30, 2020, for his 36 years of service. We will miss Bob’s experienced judgment and insights, and we wish him well. We are also pleased to welcome Mona K. Sutphen to the Board. Ms. Sutphen brings extensive professional and directorship experience to her role as a Trustee.

As always, thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class P shares assumes reinvestment of distributions and does not account for taxes. Class P shares do not bear an initial sales charge. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. See below and pages 7–8 for additional performance information. To obtain the most recent month-end performance, please call Putnam at 1-800-225-1581.

* Source: Lipper, a Refinitiv company.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 7/31/20. See above and pages 7–8 for additional fund performance information. Index descriptions can be found on page 12.

2 Short Term Investment Fund

Please describe the money-market environment during the 12-month reporting period ended July 31, 2020.

JOANNE During the first half of the period, the U.S. economy was supported by robust consumer spending and a strong labor market with historically low unemployment. However, business investment and exports remained weak due to slowing global growth and trade policies. To help sustain the U.S. expansion, the Federal Reserve reduced its benchmark federal funds rate by a quarter of a percentage point in September and again in October 2019. The risks to trade eased in December 2019, when the United States and China announced “phase one” of a trade deal and the United States, Mexico, and Canada completed a revised trade agreement.

In late February and early March 2020, economic conditions quickly deteriorated due to the global spread of COVID-19 and fears about its impact on global growth. A steep sell-off in equities and other high-risk assets ensued. With the health risks posed by the pandemic rising and economic and financial market conditions deteriorating, monetary and fiscal policy makers moved into action.

Short Term Investment Fund 3

Allocations are shown as a percentage of the fund’s net assets as of 7/31/20. Cash and net other assets, if any, represent the market value weights of cash and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

4 Short Term Investment Fund

On March 3, 2020, the Federal Reserve made its first emergency interest-rate cut since 2008. That rate reduction of half a percentage point was quickly followed by a second inter-meeting reduction of a full percentage point on March 15, 2020. The combination of these two reductions brought the Fed’s target federal funds rate to a range of 0.00% to 0.25%.

As investors shifted out of equities and credit-related products and into government-related securities, the central bank took additional steps to tackle the lack of liquidity in the market. The Fed increased its open-market operations and launched multiple credit facilities, including the Commercial Paper Funding Facility, Money Market Mutual Fund Liquidity Facility, and Prime Dealer Facility, to facilitate the flow of credit. To further relieve stress in the markets, the Fed purchased large amounts of U.S. Treasuries and agency mortgage-backed securities and indicated that it would continue these purchases for the foreseeable future. With unemployment soaring, on March 27, 2020, Congress passed the CARES Act, a $2.2 trillion stimulus package to support American families, hospitals, and businesses. On April 24, 2020, Congress enacted an additional $484 billion pandemic-relief package for small business and hospitals. As a result of these actions, risk sentiment improved markedly in April 2020. Equity and fixed-income assets generally rallied for the balance of the period despite increases in COVID-19 infection rates in the United States and other parts of the world.

With the dramatic change in the economic landscape, short-term yields fell sharply during the period. The one-month London Interbank Offered Rate [LIBOR] fell from 2.22% on July 31, 2019, to 0.15% on July 31, 2020. The one-year LIBOR declined from 2.18% to 0.45% over the same time frame. After experiencing increased volatility in September 2019 due to a spike in the rate of overnight U.S. Treasury repurchase agreements [repos], the Fed’s Secured Overnight Financing rate [SOFR] experienced a similar decline. SOFR ended the period at 0.10%. [Financial institutions use overnight repos to raise short-term cash to finance their operations.]

How did the fund perform during the period?

MIKE During the 12-month period ended July 31, 2020, the fund’s performance fell just shy of the return of its benchmark, the ICE BofA U.S. Treasury Bill Index.

What was your strategy in this environment?

JOANNE During the period, we maintained our allocation to floating-rate instruments that were mostly indexed to the three-month LIBOR. In our view, these securities offered attractive spreads when the Fed was reducing rates. We also looked for opportunities to lock in fixed-rate paper when opportunities arose in the market. We continued to hold a high level of repos with overnight maturities to provide liquidity while also locking in longer-term maturities when opportunities presented themselves in the funding market.

Against this backdrop, the fund’s weighted average maturity [WAM] increased from 25 days on July 31, 2019, to 36 days at period-end as we looked for opportunities to extend. [WAM represents the average life of all the money market securities held in the portfolio.] The weighted average life [WAL] of the portfolio also rose during the period from 69 days at the beginning of the period to 82 days at the period-end due to the fund’s increased exposure to floating- and fixed-rate securities. [WAL represents the average length of time for all the money market securities held in the portfolio to pay off principal at maturity.]

Short Term Investment Fund 5

What holdings exemplified your strategy?

MIKE During the period, we continued to enter into repos with high-quality counterparties collateralized by U.S. Treasuries, agency mortgage-backed securities, and investment-grade corporate bonds and notes. We also invested in commercial paper, certificates of deposit, U.S. Treasury notes and bills, as well as floating-rate notes issued by large, and in our opinion, creditworthy financial institutions, such as Bank of America and Royal Bank of Canada. We believe these banks have strong credit profiles. In our view, balance sheet measures such as capital and liquidity ratios should continue to be strong despite new challenges to earnings and asset quality in the near term. More broadly speaking, we expect overall fundamentals to remain sound despite the more challenging macroeconomic environment. We also see ongoing government policy responses to the pandemic as highly supportive.

The fund is also invested in asset-backed commercial paper [ABCP] programs like Chariot Funding and Charta LLC. We continue to favor ABCP issuers that are backed by what we believe are diverse, high-quality financial assets, such as trade receivables and consumer loans.

Finally, we increased the fund’s holdings of U.S. Treasury bills when they became attractive relative to repos and other high-quality issuers due to the massive supply increase resulting from the CARES Act.

What is your outlook for the coming months?

JOANNE In the later weeks of the period, investors were bracing for a global recession and a second wave of the pandemic. As we navigate through the uncertainty, we believe that the Fed will continue its historic policies to support the U.S. economy. As Fed Chair Jerome Powell noted during his July 29, 2020, press conference, “We will continue to use these powers until we are confident that we are solidly on the road to recovery.” As part of their strategy, Fed officials will continue to monitor all incoming information as it pertains to the economy, public health, global developments, and inflation.

In this environment, we expect the Fed to hold interest rates near zero for the foreseeable future. For our part, we’ll continue to maintain a conservative, high-quality portfolio, seeking to capture additional income while maintaining liquidity for our shareholders.

Thank you, Joanne and Mike, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

6 Short Term Investment Fund

Your fund’s performance

This section shows your fund’s performance and distribution information for periods ended July 31, 2020, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please call Putnam at 1-800-225-1581. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. See the Terms and definitions section of this report for a definition of the share class offered by your fund.

Fund performance Total return for periods ended 7/31/20

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year
Class P (2/19/13)
Net asset value	6.85%	0.89%	6.66%	1.30%	5.56%	1.82%	1.42%

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Class P shares do not carry an initial sales charge or a contingent deferred sales charge (CDSC).

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 7/31/20

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year
ICE BofA U.S.
Treasury Bill Index	6.48%	0.85%	6.28%	1.23%	5.45%	1.78%	1.56%
Lipper
Institutional
Money Market	5.64	0.74	5.58	1.09	4.82	1.58	1.18
Funds category
average*

Index and Lipper results should be compared with fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, and life-of-fund periods ended 7/31/20, there were 128, 120, 107, and 104 funds, respectively, in this Lipper category.

Short Term Investment Fund 7

Past performance does not indicate future results.

Fund distribution information For the 12-month period ended 7/31/20

Distributions	Class P
Number	12
Income	$0.014095
Capital gains	—
Total	$0.014095
Current rate (end of period)	Class P
Current dividend rate[1]	0.32%
Current 30-day SEC yield (with expense limitation)[2,3]	0.32
Current 30-day SEC yield (without expense limitation)[3]	0.07

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price at end of period.

2 For a portion of the period, the fund had an expense limitation, without which the yield would have been lower.

3 Based only on investment income.

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/20

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year
Class P (2/19/13)
Net asset value	6.82%	0.90%	6.64%	1.29%	5.63%	1.84%	1.60%

See the discussion following the fund performance table on page 7 for information about the calculation of fund performance.

8 Short Term Investment Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

Class P
Net expenses for the fiscal year ended 7/31/19*	0.03%
Total annual operating expenses for the fiscal year ended 7/31/19	0.28%
Annualized expense ratio for the six-month period ended 7/31/20†	0.03%

Fiscal year expense information in this table is taken from the prospectus dated November 30, 2019, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 11/30/20.

† Expense ratio is for the fund’s most recent fiscal half year. As a result of this, the ratio may differ from the expense ratio based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from 2/1/20 to 7/31/20. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Class P
Expenses paid per $1,000*†	$0.15
Ending value (after expenses)	$1,004.20

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/20.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Short Term Investment Fund 9

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 7/31/20, use the following calculation method. To find the value of your investment on 2/1/20, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Class P
Expenses paid per $1,000*†	$0.15
Ending value (after expenses)	$1,024.71

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/20.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

10 Short Term Investment Fund

Consider these risks before investing

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Funds that invest in government securities are not guaranteed. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. We may have to invest the proceeds from prepaid investments, including mortgage backed investments, in other investments with less attractive terms and yields. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Credit risk is generally greater for debt not backed by the full faith and credit of the U.S. government. Inflation’s effects may erode your investment’s value over time. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. Our investment techniques, analyses, and judgments may not produce the intended outcome, and the investments we select for the fund may not perform as well as other securities that were not selected for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could negatively impact the fund. You can lose money by investing in the fund.

Short Term Investment Fund 11

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. Net asset values fluctuate with market conditions, and are calculated by dividing the net assets of the class of shares by the number of outstanding shares in the class.

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Share class

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates, and no management fee is paid by such investors.

Comparative rates

London Interbank Offered Rate [LIBOR] is set by the British Bankers Association (BBA). It is based on offered interbank deposit rates contributed in accordance with the instructions to BBA LIBOR contributor banks.

Secured Overnight Financing Rate [SOFR] is a broad overnight secured market rate that reflects the rates of U.S. Treasury repurchase agreements [repos]. SOFR is not a credit-sensitive rate and is highly correlated to supply and demand dynamics in the repo market.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

ICE BofA U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S.-dollar-denominated U.S. Treasury bills, which represent obligations of the U.S. government having a maturity of one year or less and is intended as an approximate measure of the rate of inflation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper,  a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

12 Short Term Investment Fund

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2020, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of July 31, 2020, Putnam employees had approximately $483,000,000 and the Trustees had approximately $75,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the first annual report on the program to the Trustees in April 2020. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from December 2018 through March 2020. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2019. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the COVID-19 pandemic, and the impact those challenges had on the liquidity of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

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Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

14 Short Term Investment Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2020, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2020, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2020 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2020. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with certain exceptions primarily involving newly

Short Term Investment Fund 15

launched or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.) In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2019. One expense limitation was a contractual expense limitation applicable to specified open-end funds, including your fund, of 25 basis points on investor servicing fees and expenses. This expense limitation attempts to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that this expense limitation was not operative during their fiscal years ending in 2019. PSERV has agreed to maintain this expense limitation until at least November 30, 2021. In addition, Putnam Management has agreed to waive your fund’s 0.25% management fee until at least November 30, 2021. The support of Putnam Management and PSERV for these arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the fourth quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2019. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2019 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

16 Short Term Investment Fund

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including defined benefit pension and profit-sharing plans, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, and model-only separately managed accounts. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, 2019 was a strong year of performance for The Putnam Funds, with the Putnam funds, on an asset-weighted basis, ranking in the top quartile of their Lipper Inc. (“Lipper”) peers for the year ended December 31, 2019. For those funds that are evaluated based on their total returns versus selected investment benchmarks, the Trustees observed that the funds, on an asset-weighted-basis, delivered a gross return that was 2.3% ahead of their benchmarks in 2019. In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes. In this regard, the Trustees observed that The Putnam Funds’ relative performance, as reported in the Barron’s/Lipper Fund Families survey, was exceptionally strong over both the short and long term, with The Putnam Funds ranking as the 8th best performing mutual fund complex out of 55 complexes for the one-year period ended December 31, 2019 and the 8th best performing mutual fund complex out of 45 complexes for the ten-year period, with 2019 marking the third consecutive year that The Putnam Funds have ranked in the top ten fund complexes for the ten-year period. The Trustees also noted that The Putnam Funds ranked 26th out of 52 complexes for the five-year period ended December 31, 2019. In addition to the Barron’s/Lipper Fund Families Survey, the Trustees also considered the funds’ ratings assigned by Morningstar Inc., noting that 22 of the funds were four- or five-star rated at the end of 2019 and that this included five funds that had achieved a five-star rating. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2019 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

Short Term Investment Fund 17

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered information about the fund’s total return, and your fund’s performance relative to its benchmark, for the one-year, three-year and five-year periods ended December 31, 2019. Over the one-year period, your fund’s class P share net return was positive and in line with the return of its benchmark. Over the three-year and five-year periods, your fund’s class P share net return was positive and slightly exceeded the return of its benchmark. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires and internal promotions in 2019 to strengthen its investment team.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees noted that, in 2019, they had approved the elimination of a fund expense recapture program, whereby a portion of available soft dollars were used to pay fund expenses, and that the amount of commissions allocated to that program were instead used to increase, by a corresponding amount, the budget allocated for execution services. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

18 Short Term Investment Fund

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Short Term Investment Fund 19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam Funds Trust and Shareholders of
Putnam Short Term Investment Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Short Term Investment Fund (one of the funds constituting Putnam Funds Trust, referred to hereafter as the “Fund”) as of July 31, 2020, the related statement of operations for the year ended July 31, 2020, the statement of changes in net assets for each of the two years in the period ended July 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2020 and the financial highlights for each of the five years in the period ended July 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 9, 2020

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

20 Short Term Investment Fund

The fund’s portfolio 7/31/20

	Principal
REPURCHASE AGREEMENTS (46.3%)*	amount	Value
Interest in $137,000,000 joint tri-party repurchase agreement dated
7/31/20 with BNP Paribas due 8/3/20 — maturity value of $114,400,858 for an effective yield of 0.090% (collateralized by various U.S. Treasury notes, various mortgage backed securities and a U.S. Treasury bond with coupon rates ranging from 0.125% to 8.750% and due dates ranging from
8/15/20 to 7/20/50, valued at $139,741,084)	$114,400,000	$114,400,000
Interest in $189,169,000 joint tri-party repurchase agreement dated
7/31/20 with BofA Securities, Inc. due 8/3/20 — maturity value of $88,325,736 for an effective yield of 0.100% (collateralized by various mortgage backed securities with coupon rates ranging from 2.500% to 5.000% and due dates
ranging from 11/1/25 to 7/1/50, valued at $192,952,381)	88,325,000	88,325,000
Interest in $428,500,000 joint tri-party repurchase agreement dated
7/31/20 with Citigroup Global Markets, Inc. due 8/3/20 — maturity value of $310,670,330 for an effective yield of 0.090% (collateralized by various mortgage backed securities and various U.S. Treasury bonds with coupon rates ranging from 2.000% to 6.011% and due dates ranging from 9/1/20 to 6/20/70,
valued at $437,070,091)	310,668,000	310,668,000
Interest in $166,300,000 joint tri-party repurchase agreement dated
7/31/20 with HSBC Bank USA, National Association due 8/3/20 — maturity value of $90,601,680 for an effective yield of 0.090% (collateralized by various mortgage backed securities with coupon rates ranging from 3.000% to 5.000%
and due dates ranging from 1/1/31 to 9/1/49, valued at $169,627,272)	90,601,000	90,601,000
Interest in $200,000,000 joint tri-party repurchase agreement dated
7/31/20 with JPMorgan Securities, LLC due 8/3/20 — maturity value of
$73,600,429 for an effective yield of 0.070% (collateralized by a U.S. Treasury note with a coupon rate of 0.244% and a due date of 4/30/21, valued
at $204,001,199)	73,600,000	73,600,000
Interest in $278,500,000 joint tri-party repurchase agreement dated
7/31/20 with Royal Bank of Canada due 8/3/20 — maturity value of $200,701,505 for an effective yield of 0.090% (collateralized by various mortgage backed securities with coupon rates ranging from 2.500% to 4.500% and due dates
ranging from 1/1/33 to 8/1/58, valued at $284,072,131)	200,700,000	200,700,000
Interest in $141,000,000 tri-party repurchase agreement dated 7/31/20 with
Bank of Nova Scotia due 8/3/20 — maturity value of $141,000,823 for an effective yield of 0.070% (collateralized by various U.S. Treasury notes and bonds with coupon rates ranging from 0.125% to 3.000% and due dates
ranging from 11/30/21 to 2/15/48, valued at $143,820,852)	141,000,000	141,000,000
Interest in $25,000,000 tri-party repurchase agreement dated 7/31/20 with
Barclays Capital, Inc. due 8/3/20 — maturity value of $25,000,146 for an effective yield of 0.070% (collateralized by a U.S. Treasury note with
a coupon rate of 2.000% and a due date of 10/31/22, valued at $25,500,244)	25,000,000	25,000,000
Interest in $100,000,000 tri-party repurchase agreement dated 7/31/20 with
BMO Capital Markets due 8/3/20 — maturity value of $100,000,583 for an effective yield of 0.070% (collateralized by various U.S. Treasury notes and bonds with coupon rates ranging from 0.125% to 8.000% and due dates
ranging from 8/31/20 to 2/15/50, valued at $102,000,739)	100,000,000	100,000,000
Interest in $100,000,000 tri-party repurchase agreement dated 7/31/20 with
BNP Paribas due 8/3/20 — maturity value of $100,000,583 for an effective yield of 0.070% (collateralized by various U.S. Treasury notes and a U.S. Treasury bond with coupon rates ranging from 0.625% to 3.000% and due dates ranging
from 9/30/21 to 2/15/49, valued at $102,000,672)	100,000,000	100,000,000

Short Term Investment Fund 21

	Principal
REPURCHASE AGREEMENTS (46.3%)* cont.	amount	Value
Interest in $54,000,000 tri-party term repurchase agreement dated
7/31/20 with BNP Paribas, 0.310% (collateralized by various corporate bonds and notes with coupon rates ranging from 1.033% to 6.500%
and due dates ranging from 10/30/20 to perpetual maturity, valued at
$56,701,466) (France) T EG	$54,000,000	$54,000,000
Interest in $75,000,000 tri-party term repurchase agreement dated
7/23/20 with BNP Paribas due 10/21/20 — maturity value of $75,024,375 for an effective yield of 0.130% (collateralized by various U.S. Treasury notes and a mortgage backed security with coupon rates ranging from 1.250% to 4.500%
and due dates ranging from 5/31/21 to 5/20/41, valued at $76,503,039) T	75,000,000	75,000,000
Interest in $112,500,000 tri-party repurchase agreement dated 7/31/20 with
Goldman, Sachs & Co. LLC due 8/3/20 — maturity value of $112,500,750 for an effective yield of 0.080% (collateralized by various mortgage backed securities with coupon rates ranging from 2.500% to 4.500% and due dates
ranging from 8/1/25 to 9/1/48, valued at $114,750,000)	112,500,000	112,500,000
Interest in $175,000,000 tri-party repurchase agreement dated 7/31/20 with
HSBC Bank USA, National Association due 8/3/20 — maturity value of
$175,001,021 for an effective yield of 0.070% (collateralized by various
U.S. Treasury notes with coupon rates ranging from 0.250% to 0.625% and due
dates ranging from 5/31/25 to 1/15/26, valued at $178,501,088)	175,000,000	175,000,000
Interest in $50,000,000 tri-party repurchase agreement dated 7/31/20 with
JPMorgan Securities, LLC due 8/3/20 — maturity value of $50,000,375 for an effective yield of 0.090% (collateralized by various mortgage backed securities with coupon rates ranging from 0.829% to 6.000% and due dates
ranging from 11/1/22 to 6/1/56, valued at $51,000,383)	50,000,000	50,000,000
Interest in $25,000,000 tri-party term repurchase agreement dated
7/31/20 with RBC Capital Markets, LLC, 0.340% (collateralized by various corporate bonds and notes and a U.S. Treasury bill with coupon rates ranging from zero % to 10.200% and due dates ranging from 10/29/20 to 8/1/43, valued
at $26,068,647) (Canada) T EG	25,000,000	25,000,000
Total repurchase agreements (cost $1,735,794,000)		$1,735,794,000

		Maturity	Principal
COMMERCIAL PAPER (16.1%)*	Yield (%)	date	amount	Value
American Honda Finance Corp.	0.501	10/5/20	$16,000,000	$15,983,691
Australia & New Zealand Banking Group, Ltd. (Australia)	1.565	8/28/20	15,000,000	15,000,637
Baker Hughes Holdings, LLC	0.500	8/4/20	15,000,000	14,999,433
BASF SE (Germany)	0.430	9/24/20	3,900,000	3,897,992
BASF SE (Germany)	0.426	9/28/20	17,730,000	17,720,150
BASF SE (Germany)	0.420	9/17/20	2,000,000	1,999,115
BP Capital Markets PLC (United Kingdom)	1.287	11/2/20	8,000,000	7,994,088
BPCE SA (France)	0.955	11/17/20	5,650,000	5,646,322
BPCE SA (France)	0.603	2/8/21	14,000,000	13,980,512
BPCE SA (France)	0.501	12/11/20	7,000,000	6,993,819
Canada (Government of) (Canada)	0.301	1/25/21	25,000,000	24,973,053
Coca-Cola Co. (The)	2.137	1/15/21	12,000,000	11,993,952
Commonwealth Bank of Australia (Australia)	1.513	10/8/20	15,000,000	15,001,894
ENGIE SA (France)	1.786	8/11/20	5,000,000	4,998,931
ENGIE SA (France)	0.451	10/19/20	10,000,000	9,987,844
ENGIE SA (France)	0.450	8/19/20	5,000,000	4,998,224
Export Development Canada (Canada)	1.158	10/16/20	30,000,000	29,992,364

22 Short Term Investment Fund

		Maturity	Principal
COMMERCIAL PAPER (16.1%)* cont.	Yield (%)	date	amount	Value
GlaxoSmithKline, LLC (United Kingdom)	2.170	8/31/20	$15,000,000	$14,993,270
HSBC Bank PLC (United Kingdom)	1.541	10/13/20	14,000,000	14,006,801
HSBC USA, Inc.	0.602	11/2/20	15,000,000	14,992,676
ING (U.S.) Funding, LLC	0.502	2/1/21	15,000,000	14,996,377
Lloyds Bank PLC (United Kingdom)	0.631	8/17/20	14,600,000	14,603,253
LVMH Moet Hennessy Louis Vuitton, Inc.	0.401	1/4/21	15,000,000	14,982,534
Mitsubishi UFJ Trust & Banking Corp./
Singapore (Singapore)	0.310	9/23/20	14,000,000	13,996,220
National Australia Bank, Ltd. (Australia)	0.397	7/8/21	15,000,000	14,999,815
National Australia Bank, Ltd. (Australia)	0.352	2/19/21	15,000,000	15,006,327
Nationwide Building Society (United Kingdom)	0.200	8/3/20	16,000,000	15,999,813
Pfizer, Inc.	0.823	10/9/20	13,000,000	12,996,461
Royal Bank of Canada (Canada)	1.840	3/3/21	20,000,000	20,003,928
Schlumberger Holdings Corp.	0.420	8/17/20	10,000,000	9,998,786
Schlumberger Holdings Corp.	0.401	11/10/20	7,000,000	6,993,177
Shell International Finance BV (Netherlands)	0.553	6/14/21	12,500,000	12,444,792
Shell International Finance BV (Netherlands)	0.523	6/11/21	10,000,000	9,956,338
Societe Generale SA (France)	1.673	12/9/20	15,000,000	15,000,000
Societe Generale SA (France)	0.667	6/2/21	11,000,000	11,000,000
Svenska Handelsbanken AB (Sweden)	1.573	12/2/20	31,500,000	31,511,443
Toronto-Dominion Bank (The) (Canada)	1.665	2/5/21	15,000,000	15,001,976
Toronto-Dominion Bank (The) (Canada)	1.603	11/12/20	15,000,000	15,005,713
Total Capital Canada, Ltd. (Canada)	0.552	11/23/20	15,000,000	14,991,471
Toyota Motor Credit Corp.	1.731	11/27/20	16,000,000	16,000,000
UBS AG/London (United Kingdom)	1.855	8/6/20	15,000,000	15,000,265
Walt Disney Co. (The)	1.886	10/1/20	8,000,000	7,995,839
Walt Disney Co. (The)	0.501	12/15/20	6,000,000	5,991,552
Westpac Banking Corp. (Australia)	1.980	10/19/20	14,000,000	14,000,000
Westpac Banking Corp. (Australia)	1.920	8/28/20	16,000,000	16,002,345
Total commercial paper (cost $604,205,393)				$604,633,193

		Maturity	Principal
CERTIFICATES OF DEPOSIT (13.3%)*	Yield (%)	date	amount	Value
Bank of America, NA FRN	1.978	8/12/20	$15,000,000	$15,000,433
Bank of America, NA FRN	1.910	8/4/20	14,750,000	14,750,000
Bank of Montreal/Chicago, IL FRN (Canada)	0.526	11/18/20	16,000,000	16,006,466
Bank of Montreal/Chicago, IL FRN (Canada)	0.486	10/23/20	15,000,000	15,009,678
Bank of Montreal/Chicago, IL FRN (Canada)	0.413	8/7/20	17,500,000	17,500,894
Bank of Montreal/Chicago, IL FRN (Canada)	0.340	3/2/21	15,000,000	15,003,110
Bank of Nova Scotia/Houston FRN	0.686	11/4/20	16,000,000	16,005,721
Bank of Nova Scotia/Houston FRN	0.525	2/12/21	16,000,000	16,005,008
Bank of Nova Scotia/Houston FRN	0.476	2/16/21	15,000,000	15,004,844
Bank of Nova Scotia/Houston FRN	0.352	7/20/21	18,000,000	17,999,999
Canadian Imperial Bank of Commerce/New
York, NY FRN	0.460	9/30/20	15,000,000	15,005,223
Canadian Imperial Bank of Commerce/New
York, NY FRN M	0.428	8/6/21	14,000,000	14,000,000
Canadian Imperial Bank of Commerce/New
York, NY FRN	0.428	6/16/21	14,000,000	14,002,428

Short Term Investment Fund 23

		Maturity	Principal
CERTIFICATES OF DEPOSIT (13.3%)* cont.	Yield (%)	date	amount	Value
Canadian Imperial Bank of Commerce/New
York, NY FRN	0.412	7/19/21	$14,000,000	$13,999,999
Canadian Imperial Bank of Commerce/New
York, NY FRN	0.340	3/3/21	16,000,000	16,003,145
Citibank, NA	1.400	10/5/20	20,000,000	20,044,761
Cooperatieve Rabobank UA/NY FRN (Netherlands)	0.356	2/3/21	14,000,000	14,007,499
DNB Bank ASA/New York FRN (Norway)	0.581	2/5/21	15,000,000	15,003,014
Goldman Sachs Bank USA/New York, NY FRN	0.493	12/10/20	15,000,000	15,015,273
HSBC Bank USA, NA FRN	0.334	9/4/20	30,000,000	30,004,437
Mitsubishi UFJ Trust & Banking Corp./NY	0.340	2/3/21	15,000,000	15,004,277
Mitsubishi UFJ Trust & Banking Corp./NY FRN	0.336	10/22/20	16,000,000	16,002,411
Natixis SA/New York, NY FRN (France)	0.520	12/11/20	15,000,000	15,017,000
Royal Bank of Canada/New York, NY FRN (Canada)	0.570	4/29/21	9,000,000	9,016,600
Royal Bank of Canada/New York, NY FRN (Canada)	0.447	12/3/20	7,000,000	7,002,098
Royal Bank of Canada/New York, NY FRN (Canada)	0.340	7/29/21	18,000,000	17,999,999
Sumitomo Mitsui Banking Corp./New York FRN (Japan)	0.367	1/21/21	18,000,000	17,998,917
Svenska Handelsbanken/New York, NY FRN (Sweden)	0.436	6/18/21	15,000,000	15,006,549
Toronto-Dominion Bank/NY FRN (Canada)	0.428	6/10/21	14,000,000	14,005,958
Toronto-Dominion Bank/NY FRN (Canada) M	0.395	8/20/21	14,000,000	14,000,000
Toronto-Dominion Bank/NY FRN (Canada) M	0.384	8/24/21	18,000,000	17,999,996
Wells Fargo Bank, NA FRN	0.437	9/16/20	16,000,000	16,003,852
Total certificates of deposit (cost $500,249,693)				$500,429,589

		Maturity	Principal
ASSET-BACKED COMMERCIAL PAPER (12.1%)*	Yield (%)	date	amount	Value
Alpine Securitization, LLC	0.380	9/4/20	$14,000,000	$13,997,183
Alpine Securitization, LLC	0.361	10/15/20	14,000,000	13,992,050
Arabella Finance, LLC	0.480	8/27/20	18,000,000	17,995,100
Atlantic Asset Securitization, LLC	1.510	8/24/20	15,000,000	14,998,430
Atlantic Asset Securitization, LLC	0.501	8/20/20	14,000,000	13,998,266
Barclays Bank PLC CCP (United Kingdom)	1.715	8/21/20	15,000,000	14,998,688
Barclays Bank PLC CCP (United Kingdom)	0.985	11/2/20	14,000,000	13,991,007
Chariot Funding, LLC	0.400	8/7/20	14,000,000	13,999,564
Chariot Funding, LLC	0.250	11/18/20	10,000,000	9,994,286
Chariot Funding, LLC	0.250	11/5/20	30,000,000	29,985,288
CHARTA, LLC	1.207	10/9/20	15,000,000	14,993,875
CHARTA, LLC	0.240	11/16/20	16,000,000	15,989,344
Collateralized Commercial Paper FLEX Co., LLC	0.323	12/2/20	15,000,000	15,000,000
Collateralized Commercial Paper V Co., LLC	1.665	10/23/20	25,000,000	25,000,000
Collateralized Commercial Paper V Co., LLC	0.552	10/29/20	14,000,000	13,993,700
Collateralized Commercial Paper V Co., LLC	0.461	9/14/20	14,000,000	13,997,900
CRC Funding, LLC	0.210	10/28/20	18,000,000	17,991,100
FMS Wertmanagement (Germany)	0.250	11/17/20	18,000,000	17,990,790
FMS Wertmanagement (Germany)	0.225	1/22/21	18,000,000	17,981,888
Gotham Funding Corp. (Japan)	0.240	11/17/20	18,000,000	17,986,757
Manhattan Asset Funding Co., LLC (Japan)	0.351	11/19/20	15,000,000	14,989,131
Manhattan Asset Funding Co., LLC (Japan)	0.331	12/9/20	11,155,000	11,144,568
Manhattan Asset Funding Co., LLC (Japan)	0.280	8/7/20	15,010,000	15,009,621
MetLife Short Term Funding, LLC	1.613	8/28/20	10,000,000	9,999,168
MetLife Short Term Funding, LLC	0.321	11/6/20	14,000,000	13,994,855
MetLife Short Term Funding, LLC	0.311	11/13/20	10,000,000	9,995,917

24 Short Term Investment Fund

		Maturity	Principal
ASSET-BACKED COMMERCIAL PAPER (12.1%)* cont.	Yield (%)	date	amount	Value
MetLife Short Term Funding, LLC	0.300	10/19/20	$10,000,000	$9,997,111
MetLife Short Term Funding, LLC	0.250	1/20/21	10,000,000	9,987,409
Old Line Funding, LLC	1.113	9/9/20	15,000,000	15,000,000
Thunder Bay Funding, LLC	1.615	8/4/20	16,000,000	16,000,000
Total asset-backed commercial paper (cost $454,837,371)				$454,992,996

		Maturity	Principal
U.S. TREASURY OBLIGATIONS (7.7%)*	Yield (%)	date	amount	Value
U.S. Treasury Bills	0.183	10/15/20	$15,000,000	$14,996,882
U.S. Treasury Bills	0.176	12/24/20	30,000,000	29,986,875
U.S. Treasury Bills	0.158	10/1/20	2,000,000	1,999,672
U.S. Treasury Bills	0.156	9/15/20	15,000,000	14,998,253
U.S. Treasury Bills	0.152	9/22/20	2,000,000	1,999,722
U.S. Treasury Bills	0.140	7/15/21	30,000,000	29,966,121
U.S. Treasury Bills	0.119	11/12/20	30,000,000	29,991,163
U.S. Treasury Bills	0.117	11/19/20	40,000,000	39,987,700
U.S. Treasury Cash Management Bills	0.175	11/24/20	15,000,000	14,996,469
U.S. Treasury Cash Management Bills	0.173	11/3/20	15,000,000	14,996,358
U.S. Treasury Notes M	0.405	10/31/21	35,000,000	35,115,973
U.S. Treasury Notes	0.325	7/31/21	30,000,000	30,056,522
U.S. Treasury Notes	0.244	4/30/21	29,250,000	29,275,262
Total U.S. treasury obligations (cost $288,150,679)				$288,366,972

	Maturity	Principal
CORPORATE BONDS AND NOTES (2.3%)*	date	amount	Value
Mizuho Securities USA LLC 144A sr. unsec. unsub. notes
Ser. MTN, 0.33%	11/23/20	$15,000,000	$15,001,042
Toyota Motor Credit Corp. sr. unsec. FRN Ser. MTN,
(Secured Overnight Funding Rate + 0.40%), 0.50%	10/23/20	15,000,000	15,005,686
Toyota Motor Credit Corp. sr. unsec. unsub. FRN
Ser. MTN, (BBA LIBOR USD 3 Month + 0.09%), 0.403%	9/14/20	17,000,000	17,000,771
UBS Group AG 144A sr. unsec. notes 2.95% (Switzerland)	9/24/20	12,050,000	12,094,354
Wells Fargo Bank NA sr. unsec. FRN Ser. BKNT, (BBA
LIBOR USD 3 Month + 0.31%), 0.585%	1/15/21	25,530,000	25,556,390
Total corporate bonds and notes (cost $84,526,447)			$84,658,243

		Maturity	Principal
U.S. GOVERNMENT AGENCY OBLIGATIONS (1.6%)*	Yield (%)	date	amount	Value
Federal National Mortgage Association unsec. notes M	0.260	3/9/22	$30,000,000	$29,990,308
Federal National Mortgage Association unsec. notes M	0.190	12/3/21	30,000,000	29,981,904
Total U.S. government agency obligations (cost $60,000,000)				$59,972,212

		Maturity	Principal
TIME DEPOSITS (0.5%)*	Yield (%)	date	amount	Value
Australia & New Zealand Banking Group, Ltd./Cayman
Islands (Cayman Islands)	0.080	8/3/20	$10,000,000	$10,000,000
Svenska Handelsbanken/New York, NY (Sweden)	0.040	8/3/20	10,000,000	10,000,000
Total time deposits (cost $20,000,000)				$20,000,000

TOTAL INVESTMENTS
Total investments (cost $3,747,763,583)				$3,748,847,205

Short Term Investment Fund 25

Key to holding’s abbreviations

BKNT	Bank Note
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period.
Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
MTN	Medium Term Notes

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2019 through July 31, 2020 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $3,749,025,385.

M This security’s effective maturity date is less than one year.

T Repurchase agreements with a maturity of more than seven days are considered to be illiquid investments.

EG Maturity date of the repurchase agreement is thirty-five days from the purchase date unless both parties agree to roll the transaction. Maturity value of the repurchase agreement will equal the principal amount of the repurchase agreement plus interest.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	75.6%	Sweden	1.5%
Canada	7.7	Netherlands	1.0
France	3.8	Norway	0.4
United Kingdom	3.0	Singapore	0.4
Australia	2.4	Switzerland	0.3
Japan	2.0	Cayman Islands	0.3
Germany	1.6	Total	100.0%

26 Short Term Investment Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Asset-backed commercial paper	$—	$454,992,996	$—
Certificates of deposit	—	500,429,589	—
Commercial paper	—	604,633,193	—
Corporate bonds and notes	—	84,658,243	—
Repurchase agreements	—	1,735,794,000	—
Time deposits	—	20,000,000	—
U.S. government agency obligations	—	59,972,212	—
U.S. treasury obligations	—	288,366,972	—
Totals by level	$—	$3,748,847,205	$—

The accompanying notes are an integral part of these financial statements.

Short Term Investment Fund 27

Statement of assets and liabilities 7/31/20

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $2,011,969,583)	$2,013,053,205
Repurchase agreements (identified cost $1,735,794,000)	1,735,794,000
Cash	5,023
Interest and other receivables	896,229
Receivable for shares of the fund sold	800,888
Total assets	3,750,549,345

LIABILITIES
Distributions payable to shareholders	994,159
Payable for custodian fees (Note 2)	45,058
Payable for investor servicing fees (Note 2)	56,032
Payable for Trustee compensation and expenses (Note 2)	233,831
Payable for administrative services (Note 2)	16,897
Other accrued expenses	177,983
Total liabilities	1,523,960

Net assets	$3,749,025,385

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$3,747,929,517
Total distributable earnings (Note 1)	1,095,868
Total — Representing net assets applicable to capital shares outstanding	$3,749,025,385

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value, offering price and redemption price per class P share
($3,749,025,385 divided by 3,747,929,517 shares)	$1.00

The accompanying notes are an integral part of these financial statements.

28 Short Term Investment Fund

Statement of operations Year ended 7/31/20

INVESTMENT INCOME
Interest	$44,665,798
Total investment income	44,665,798

EXPENSES
Compensation of Manager (Note 2)	7,779,426
Investor servicing fees (Note 2)	311,110
Custodian fees (Note 2)	39,959
Trustee compensation and expenses (Note 2)	142,148
Administrative services (Note 2)	84,892
Other	404,141
Fees waived and reimbursed by Manager (Note 2)	(7,779,426)
Total expenses	982,250
Expense reduction (Note 2)	(9,191)
Net expenses	973,059

Net investment income	43,692,739

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	20,746
Total net realized gain	20,746
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	881,268
Total change in net unrealized appreciation	881,268

Net gain on investments	902,014

Net increase in net assets resulting from operations	$44,594,753

The accompanying notes are an integral part of these financial statements.

Short Term Investment Fund 29

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 7/31/20	Year ended 7/31/19
Operations
Net investment income	$43,692,739	$67,974,105
Net realized gain on investments	20,746	13,985
Change in net unrealized appreciation (depreciation)
of investments	881,268	(42,184)
Net increase in net assets resulting from operations	44,594,753	67,945,906
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class P	(43,213,232)	(68,593,545)
Increase (decrease) from capital share transactions (Note 4)	919,374,078	(112,023,949)
Total increase (decrease) in net assets	920,755,599	(112,671,588)

NET ASSETS
Beginning of year	2,828,269,786	2,940,941,374
End of year	$3,749,025,385	$2,828,269,786

The accompanying notes are an integral part of these financial statements.

30 Short Term Investment Fund

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Short Term Investment Fund 31

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA
											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	Total	Net asset value,	at net asset value	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)	on investments[a]	operations	income	distributions	end of period	(%)[b]	(in thousands)	net assets (%)[c,d]	net assets (%)[d]	turnover (%)
Class P
July 31, 2020	$1.00	0.0143	—	0.0143	(0.0141)	(0.0141)	$1.00	1.42	$3,749,025.03		1.40	7
July 31, 2019	1.00	0.0244	—	0.0244	(0.0246)	(0.0246)	1.00	2.49	2,828,270.03		2.44	—
July 31, 2018	1.00	0.0155	—	0.0155	(0.0155)	(0.0155)	1.00	1.56	2,940,941.04		1.55	—
July 31, 2017	1.00	0.0073	—	0.0073	(0.0072)	(0.0072)	1.00	.73	2,508,746.04		.71	—
July 31, 2016	1.00	0.0031	—	0.0031	(0.0031)	(0.0031)	1.00	.31	3,317,155.03		.31	—

a Amount represents less than $0.0001 per share.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of the fund reflect a reduction of the following amounts (Note 2):

Percentage of average net assets
July 31, 2020	0.25%
July 31, 2019	0.25
July 31, 2018	0.25
July 31, 2017	0.25
July 31, 2016	0.25

The accompanying notes are an integral part of these financial statements.

32 Short Term Investment Fund	Short Term Investment Fund 33

Notes to financial statements 7/31/20

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2019 through July 31, 2020.

Putnam Short Term Investment Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity. The fund invests in a diversified portfolio of fixed-income securities comprised of short duration, investment-grade money market and other fixed-income securities. The fund’s investments may include obligations of the U.S. government, its agencies and instrumentalities, which are backed by the full faith and credit of the United States (e.g., U.S. Treasury bonds and Ginnie Mae mortgage-backed bonds) or by only the credit of a federal agency or government-sponsored entity (e.g., Fannie Mae or Freddie Mac mortgage-backed bonds), domestic corporate debt obligations, municipal debt securities, securitized debt instruments (such as mortgage- and asset-backed securities), repurchase agreements, certificates of deposit, bankers acceptances, commercial paper (including asset-backed commercial paper), time deposits, Yankee Eurodollar securities and other money market instruments. The fund may also invest in U.S. dollar-denominated foreign securities of these types. Under normal circumstances, the effective duration of the fund’s portfolio will generally not be greater than one year. Effective duration provides a measure of a fund’s interest-rate sensitivity. The longer a fund’s duration, the more sensitive the fund is to shifts in interest rates. The fund will maintain a dollar-weighted average portfolio maturity of three years or less. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class P shares, which are sold without a front-end sales charge and generally are not subject to a contingent deferred sales charge. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. Shares of the fund are sold at net asset value. Effective August 3, 2020, the fund will begin offering class G shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that

34 Short Term Investment Fund

is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, which totaled $1,772,710,650 at the end of the reporting period, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

Short Term Investment Fund 35

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. For the reporting period, there were no material temporary or permanent differences. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $20,746 to decrease accumulated net investment loss and $20,746 to decrease accumulated net realized gain.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$1,124,956
Unrealized depreciation	(41,334)
Net unrealized appreciation	1,083,622
Undistributed ordinary income	1,006,405
Cost for federal income tax purposes	$3,747,763,583

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the annual rate of 0.25% of the average net assets of the fund. Putnam Management has contractually agreed to waive its management fee from the fund through November 30, 2021. During the reporting period, the fund waived $7,779,426 as a result of this waiver.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.20% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.01% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $9,191 under the expense offset arrangements.

36 Short Term Investment Fund

Each Independent Trustee of the fund receives an annual Trustee fee, of which $2,475, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has not adopted a distribution plan pursuant to Rule 12b–1 under the Investment Company Act of 1940.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales (including maturities) of short-term investment securities aggregated $298,693,833,014 and $298,024,626,787, respectively.

During the reporting period, the cost of purchases and the proceeds from sales of long-term investment securities were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$92,000,000	$9,000,000
U.S. government securities (Long-term)	65,010,711	—
Total	$157,010,711	$9,000,000

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 7/31/20		YEAR ENDED 7/31/19
Class P	Shares	Amount	Shares	Amount
Shares sold	17,599,042,369	$17,599,042,369	12,827,313,069	$12,827,313,069
Shares issued in connection with
reinvestment of distributions	893	893	—	—
	17,599,043,262	17,599,043,262	12,827,313,069	12,827,313,069
Shares repurchased	(16,679,669,184)	(16,679,669,184)	(12,939,337,018)	(12,939,337,018)
Net increase (decrease)	919,374,078	$919,374,078	(112,023,949)	$(112,023,949)

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities

Short Term Investment Fund 37

involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021.  LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as COVID–19. The outbreak of COVID–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 6: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of Nova Scotia	Barclays Capital, Inc.	BMO Capital Markets	BNP Paribas	BofA Securities, Inc.	Citigroup Global Markets, Inc.	Goldman, Sachs & Co. LLC	HSBC Bank USA, National Association	JPMorgan Securities, LLC	RBC Capital Markets, LLC	Royal Bank of Canada	Total
Assets:
Repurchase agreements**	$141,000,000	$25,000,000	$100,000,000	$343,400,000	$88,325,000	$310,668,000	$112,500,000	$265,601,000	$123,600,000	$25,000,000	$200,700,000	$1,735,794,000
Total Assets	$141,000,000	$25,000,000	$100,000,000	$343,400,000	$88,325,000	$310,668,000	$112,500,000	$265,601,000	$123,600,000	$25,000,000	$200,700,000	$1,735,794,000
Liabilities:
Total Liabilities	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Total Financial and Derivative
Net Assets	$141,000,000	$25,000,000	$100,000,000	$343,400,000	$88,325,000	$310,668,000	$112,500,000	$265,601,000	$123,600,000	$25,000,000	$200,700,000	$1,735,794,000
Total collateral received
(pledged)†##	$141,000,000	$25,000,000	$100,000,000	$343,400,000	$88,325,000	$310,668,000	$112,500,000	$265,601,000	$123,600,000	$25,000,000	$200,700,000
Net amount	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Controlled collateral received
(including TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Uncontrolled collateral received	$143,820,852	$25,500,244	$102,000,739	$351,894,082	$90,091,500	$316,881,426	$114,750,000	$270,914,801	$126,072,824	$26,068,647	$204,715,535	$1,772,710,650
Collateral (pledged) (including TBA
commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

38 Short Term Investment Fund	Short Term Investment Fund 39

Note 7: New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. The adoption of these amendments is not material to the financial statements.

40 Short Term Investment Fund

Federal tax information (Unaudited)

The Form 1099 that will be mailed to you in January 2021 will show the tax status of all distributions paid to your account in calendar 2020.

Short Term Investment Fund 41

# About the Trustees

## INDEPENDENT TRUSTEES

### Liaquat Ahamed

*Born 1952, Trustee since 2012*

**Principal occupations during past five years:** Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

**Other directorships:** Chairman of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

### Ravi Akhoury

*Born 1947, Trustee since 2009*

**Principal occupations during past five years:** Private investor

**Other directorships:** Director of English Helper, Inc., a private software company; Trustee of the Rubin Museum, serving on the Investment Committee; and previously a Director of RAGE Frameworks, Inc.

### Barbara M. Baumann

*Born 1955, Trustee since 2010*

**Principal occupations during past five years:** President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

**Other directorships:** Director of Ascent Resources, LLC, a private exploration and production company established to acquire, explore for, develop, and produce natural gas, oil, and natural gas liquids reserves in the Appalachian Basin; Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

### Katinka Domotorffy

*Born 1975, Trustee since 2012*

**Principal occupations during past five years:** Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

**Other directorships:** Director of the Great Lakes Science Center and of College Now Greater Cleveland.

### Catharine Bond Hill

*Born 1954, Trustee since 2017*

**Principal occupations during past five years:** Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, the 10th president of Vassar College.

**Other directorships:** Director of Yale-NUS College and Trustee of Yale University.

### Paul L. Joskow

*Born 1947, Trustee since 1997*

**Principal occupations during past five years:** The Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). From 2008 to 2017, the President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance.

**Other directorships:** Trustee of Yale University; a Director of Exelon Corporation, an energy company focused on power services; and a member Emeritus of the Board of Advisors of the Boston Symphony Orchestra.

### Kenneth R. Leibler

*Born 1949, Trustee since 2006*
*Vice Chair from 2016 to 2018,*
*and Chair since 2018*

**Principal occupations during past five years:** Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

**Other directorships:** Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic market place for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

42 Short Term Investment Fund

**George Putnam, III**

*Born 1951, Trustee since 1984*

**Principal occupations during past five years:** Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.

**Other directorships:** Director of The Boston Family Office, LLC, a registered investment advisor; a Trustee of the Gloucester Marine Genomics Institute; previously a Trustee of the Marine Biological Laboratory; and previously a Trustee of Epiphany School.

**Manoj P. Singh**

*Born 1952, Trustee since 2017*

**Principal occupations during past five years:** Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization, serving on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

**Other directorships:** Director of Abt Associates, a global research firm working in the fields of health, social and environmental policy, and international development; Trustee of Carnegie Mellon University; Director of Pratham USA, an organization dedicated to children's education in India; member of the advisory board of Altimetrik, a business transformation and technology solutions firm; and Director of DXC Technology, a global IT services and consulting company.

**Mona K. Sutphen**

*Born 1967, Trustee since 2020*

**Principal occupations during past five years:** Senior Advisor at The Vistria Group, a private investment firm focused on middle-market companies in the healthcare, education, and financial services industries. From 2014 to 2018, Partner at Macro Advisory Partners, a global consulting firm.

**Other directorships:** Director of Unitek Learning, a U.S. private nursing and medical services education provider; Director of Pioneer Natural Resources, a publicly traded company engaged in oil exploration and production in the Permian basin; previous Director of Pattern Energy, a publicly traded renewable energy company; Board Member, International Rescue Committee; Co-Chair of the Board of Human Rights First; Trustee of Mount Holyoke College; and member of the Advisory Board for the Center on Global Energy Policy at Columbia University's School of International and Public Affairs.

## INTERESTED TRUSTEE

**Robert L. Reynolds***

*Trustee since 2008 and President and Chief Executive Officer of Putnam Investments since 2008*

**Principal occupations during past five years:** President and Chief Executive Officer of Putnam Investments; President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products; President and Chief Executive Officer of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial; and member of Putnam Investments' and Great-West Financial's Board of Directors.

**Other directorships:** Director of West Virginia University Foundation; director of the Concord Museum; director of Dana-Farber Cancer Institute; Chairman of Massachusetts Competitive Partnership; director of Boston Chamber of Commerce; member of the Chief Executives Club of Boston; member of the National Innovation Initiative; member of the Massachusetts General Hospital President's Council; member of the Council on Competitiveness; and previously the President of the Commercial Club of Boston.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of July 31, 2020, there were 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Short Term Investment Fund 43

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Robert T. Burns (Born 1961)	Richard T. Kircher (Born 1962)
Vice President and Chief Legal Officer	Vice President and BSA Compliance Officer
Since 2011	Since 2019
General Counsel, Putnam Investments,	Assistant Director, Operational Compliance, Putnam
Putnam Management, and Putnam Retail Management	Investments and Putnam Retail Management

James F. Clark (Born 1974)	Susan G. Malloy (Born 1957)
Vice President and Chief Compliance Officer	Vice President and Assistant Treasurer
Since 2016	Since 2007
Chief Compliance Officer and Chief Risk Officer,	Head of Accounting and Middle Office Services,
Putnam Investments and Chief Compliance Officer,	Putnam Investments and Putnam Management
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Mark C. Trenchard (Born 1962)
Since 2004	Vice President
Since 2002
Director of Operational Compliance, Putnam
Investments and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

44 Short Term Investment Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Richard T. Kircher
	Manoj P. Singh	Vice President and BSA
Marketing Services	Mona K. Sutphen	Compliance Officer
Putnam Retail Management
100 Federal Street	Officers	Susan G. Malloy
Boston, MA 02110	Robert L. Reynolds	Vice President and
	President	Assistant Treasurer
Custodian
State Street Bank	Robert T. Burns	Denere P. Poulack
and Trust Company	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Legal Counsel
Ropes & Gray LLP	James F. Clark	Janet C. Smith
	Vice President, Chief Compliance	Vice President,
Independent Registered Public	Officer, and Chief Risk Officer	Principal Financial Officer,
Accounting Firm		Principal Accounting Officer,
PricewaterhouseCoopers LLP	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
	Proxy Voting and Corporate	Mark C. Trenchard
	Governance, Assistant Clerk,	Vice President
and Assistant Treasurer

This report is for the information of shareholders of Putnam Short Term Investment Fund. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In October 2019, the Code of Ethics of Putnam Investments was amended. The key changes to the Code of Ethics are as follows: (i) Employee notification to the Code of Ethics Officer before acting as a public official for any government entity (ii) Clarifying changes to the Insider Trading provisions and to the rules for trading in securities issued by Great-West Lifeco.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Distributions Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Ms. Baumann, Dr. Joskow, and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education; in the case of Dr. Joskow, including his experience serving on the audit committees of several public companies and institutions and his education and experience as an economist who studies companies and industries, routinely using public company financial statements in his research. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distributions Committee and the Board of Trustees in the absence of such designation or identification

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

July 31, 2020	$92,849	$ —	$3,894	$ —
July 31, 2019	$143,962	$ —	$3,925	$ —

For the fiscal years ended July 31, 2020 and July 31, 2019, the fund's independent auditor billed aggregate non-audit fees in the amounts of $349,736 and $550,909 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

July 31, 2020	$ —	$345,842	$ —	$ —
July 31, 2019	$ —	$546,984	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: September 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: September 28, 2020

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: September 28, 2020